UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

January 17, 2013

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of Principal Executive Offices)

(949) 769-3200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 17, 2013, Pro-Dex, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders. The Company’s shareholders were asked to consider and vote upon the following two proposals:

1.	To elect five persons to serve as directors of the Company; and

2.	To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

As disclosed in the Company’s proxy statement, AO Partners Group, comprised of shareholders owning approximately 22% of the Company’s outstanding common stock, nominated a competing slate of three director nominees in opposition to the Company’s five director nominees. In total, eight persons were nominated whereupon the five director nominees who received the most “FOR” votes were elected to serve as directors of the Company.

On January 22, 2013, the independent inspector of elections for the Annual Meeting delivered its certified tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting. According to the certified tabulation, the Company’s shareholders elected all three of the three-member slate nominated by AO Partners Group and two members of the five-member slate nominated by the Company to serve as directors of the Company for one-year terms expiring at the Company’s 2013 Annual Meeting of Shareholders.

The results of the shareholder vote were as follows:

Proposal No. 1 Election of Directors	Votes For	Withheld
Nominees of the Company:
Michael J. Berthelot	552,025	64,593
William L. Healy	672,736	40,927
David Holder	442,691	73,927
George J. Isaac	607,254	39,364
David C. Hovda	639,736	73,927
Nominees of AO Partners Group
Nicholas J. Swenson	1,334,341	2,500
Raymond E. Cabillot	1,334,341	2,500
William James Farrell III	1,291,922	44,919

	For	Against	Abstain
Proposal No. 2 — Ratification of independent registered public accounting firm	2,213,826	30,971	32,385

As a result of the shareholder vote:

(i)	With respect to Proposal No. 1, Nicholas J. Swenson, Raymond E. Cabillot, William James Farrell III, William L. Healey and David C. Hovda were elected to serve as directors; and

(ii)	Proposal No. 2 was approved.

On January 22, 2013, the Company issued a press release announcing the results of the shareholder vote with respect to Proposal No. 1, the election of directors, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1	Press release issued by Pro-Dex, Inc. on January 22, 2013 announcing the results of the shareholder vote with respect to the election of directors at the 2012 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2013

Pro-Dex, Inc.

By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release issued by Pro-Dex, Inc. on January 22, 2013 announcing the results of the shareholder vote with respect to the election of directors at the 2012 Annual Meeting of Shareholders.